UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 10, 2005


                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)

    Delaware                        1-644-2                      13-1815595
    --------                        -------                      ----------
(State or Other                   (Commission                   (IRS Employer
 Jurisdiction                     File Number)               Identification No.)
of Incorporation)

                300 Park Avenue, New York, NY             10022
                -----------------------------             -----
            (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

This Form 8-K describes certain ordinary course actions taken at the March 10, 2005 meeting of the Personnel and Organization Committee (the "P&O Committee") of the Board of Directors of Colgate-Palmolive Company (the "Company") with regard to the compensation arrangements of the Company's executive officers.

The P&O Committee established performance measures for the Company's executive officers for (i) annual bonus awards for 2005 and (ii) long-term restricted stock awards for the 2005 through 2007 measurement period. These awards are made under the Company's Executive Incentive Compensation Plan (the "EICP"), which was approved by the Company's stockholders on May 5, 1999 and May 7, 2004 and filed as Appendix D to the Company's 2004 Proxy Statement. Consistent with past practice, as described most recently in the P&O Committee Report on Executive Compensation included in the Company's 2004 Proxy Statement, the P&O Committee established an earnings-per-share goal for 2005 annual bonus awards and compounded annual net sales and earnings-per-share growth targets for long-term restricted stock awards for the 2005 through 2007 measurement period.

The P&O Committee also reviewed the base salaries of the executive officers. Current salaries for the Named Executive Officers, who are expected to be named in the Company's 2005 Proxy Statement, are as follows: Reuben Mark, Chairman and Chief Executive Officer, $1,747,000; William S. Shanahan, President, $1,554,000; Ian M. Cook, Chief Operating Officer, $800,000; Javier Teruel, Vice Chairman, $780,000; and Lois Juliber, Vice Chairman, $768,000. The P&O Committee, together with the Company's other independent directors, approved a salary of $1,817,000, a 4% increase, for Mr. Mark to be effective in April 2005.

Salary increases for other executive officers may also be approved during 2005. The amount of any such salary increases will be based on one or more of the following factors, as applicable: (i) individual performance; (ii) business unit performance; (iii) assumption of new responsibilities; (iv) the Company's annual salary budget guidelines; (v) other performance measures, such as improvements in customer service, faster product development, market share improvements, geographic expansion and productivity increases; and (vi) competitive data. During the past two years, annual salary increases for the Chief Executive Officer have ranged from 4% to 5% and those for the other Named Executive Officers have ranged from 3.5% to 8%.


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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COLGATE-PALMOLIVE COMPANY


Date:   March 11, 2005                      By:   /s/ Andrew D. Hendry
                                               ---------------------------------
                                            Name:  Andrew D. Hendry
                                            Title: Senior Vice President,
                                                   General Counsel and Secretary




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